                                                                     EXHIBIT 4.1

   NUMBER                                                             SHARES
POE


                                  [POET LOGO]

                              POET HOLDINGS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 730447 10 9

THIS CERTIFIES that                                SEE REVERSE FOR ABBREVIATIONS
                                                     AND A STATEMENT OF RIGHTS
                                                       GRANTED TO EACH CLASS
                                                             OF SHARES



is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                              POET HOLDINGS, INC.

transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ JUDITH M. O'BRIEN          [POET HOLDINGS SEAL]    /s/ DIRK BARTELS

       SECRETARY                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, LLC.
                                                    TRANSFER AGENT AND REGISTRAR

                                BY

                                                            AUTHORIZED SIGNATURE

     AMERICAN BANK NOTE COMPANY     NOV 9, 1999 fm
     3504 ATLANTIC AVENUE
     SUITE 12                       063998fc
     LONG BEACH, CA 90807
     (562) 989-2333
     (FAX) (562) 420-7450           12MX  Proof /s/ [SIGNATURE ILLEGIBLE] REV 2
                                                -------------------------

                               POET HOLDINGS, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

     UNIF GIFT MIN ACT -- _____________________ Custodian ______________________
                                 (Cust)                         (Minor)
                          under Uniform Gifts to Minors
                          Act __________________________________________________
                                                  (State)
     UNIF TRF MIN ACT -- ______________________ Custodian (until age___________)
                                 (Cust)
                         _______________________________ under Uniform Transfers
                                     (Minor)
                         to Minors Act _________________________________________
                                                       (State)


    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                      X ________________________________________

                                      X ________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE
                                        IN EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By ___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.



[AMERICAN BANK NOTE COMPANY STAMP]